MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES



FUND LOGO



Annual Report

August 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch U.S.A. Government Reserves
August 31, 2000


DEAR SHAREHOLDER

For the year ended August 31, 2000, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.94%.* For the six-month period ended August 31, 2000, the Fund's net annualized dividend was 5.19%.* The Fund's 7-day yield as of August 31, 2000 was 5.46%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at August 31, 2000 was 31 days, compared to 44 days at February 29, 2000.


The Environment
By August 31, 2000, it seemed that the economy was beginning to moderate from the unsustainable growth rate of the previous three quarters. The 100 basis point (1.00%) increase in the Federal Funds rate so far this year has begun to have an effect. The unbridled enthusiasm for US equities also moderated, with major equity indexes slightly negative for the year. Earnings shortfalls and slower economic growth have combined to bring stock prices to more realistic levels. Evidence of slowing consumer demand has been seen in auto sales, which are running behind 1999's rate. Real estate sales are mixed, but the overall trend may be an indication that higher interest rates are slowing down this sector as well. Although the labor market is still tight, with the unemployment rate hovering around 4%, continued productivity gains will most likely alleviate inflationary pressures from gains in wages and benefits. The extraordinary rise in oil and gasoline prices during the spring and summer have undoubtedly had an influence on consumers' perceptions, and may have contributed to the drop in consumer confidence. Investors are hoping that the economy has a soft landing, with gross domestic product growth more in line with the Federal Reserve Board's target of about 3%, making further interest rate increases unnecessary.


Portfolio Matters
During the six-month period ended August 31, 2000, the US Treasury market focused on the paydown of Treasury debt, as a result of the Federal budget surplus. Because of the inversion of the Treasury


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


yield curve, along with the diminished auction schedule, much of the longer end of the curve became inactive. Therefore, we focused our purchases primarily on the bill sector with maturities no greater than six months. We continued to remain heavily weighted in repurchase agreements because of the negative cost of carry associated with purchasing Treasury securities compared to repurchase agreements. The issuance of cash management bills throughout the period, along with the increase in supply of three-month and six-month bills, kept yields in the short-end of the market high, allowing us to take advantage of their superior value compared to repurchase agreements. Going forward, we intend to continue to take advantage of pressure in the short-end of the yield curve, while remaining heavily weighted in repurchase agreements as a result of their relative value compared to Treasury issues.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Robert Sabatino)
Robert Sabatino
Portfolio Manager


September 27, 2000



We are pleased to announce that Robert Sabatino is responsible for the day-to-day management of Merrill Lynch U.S.A. Government
Reserves. Mr. Sabatino has been employed by Merrill Lynch Investment Managers since 1995 as Vice President and Portfolio Manager.




Merrill Lynch U.S.A. Government Reserves
August 31, 2000


SCHEDULE OF INVESTMENTS                             (in Thousands)

                       Face      Interest      Maturity
Issue                 Amount       Rate          Date         Value

US Government Obligations--31.1%

US Treasury Bills*    $ 6,000     4.995%       9/14/2000    $  5,987
                       10,000     6.425        9/15/2000       9,975
                       15,000     5.935       11/02/2000      14,841
                       26,000     6.19        11/09/2000      25,695
                       25,000     5.94        12/28/2000      24,503
                        2,000     6.01         1/18/2001       1,953
                       15,000     6.00         1/25/2001      14,630

US Treasury Notes       7,000     4.00        10/31/2000       6,969
                        4,842     5.75        10/31/2000       4,834
                       11,300     4.625       12/31/2000      11,233
                          629     4.875        3/31/2001         624
                        2,000     5.00         4/30/2001       1,982

Total US Government Obligations
(Cost--$123,295)                                             123,226


 Face
Amount               Issue

Repurchase Agreements**--72.0%

$19,800  Chase Securities Inc., purchased on 8/31/2000
         to yield 6.64% to 9/01/2000                          19,800

19,800   Credit Suisse First Boston Corp., purchased
         on 8/30/2000 to yield 6.52% to 9/06/2000             19,800

19,800   Deutsche Bank Securities Inc., purchased on
         8/31/2000 to yield 6.61% to 9/01/2000                19,800

19,800   Fuji Securities Inc., purchased on 8/31/2000
         to yield 6.62% to 9/01/2000                          19,800

20,000   Goldman Sachs & Company, purchased on
         8/11/2000 to yield 6.49% to 9/08/2000                20,000



SCHEDULE OF INVESTMENTS                             (in Thousands)

 Face
Amount               Issue                                    Value

Repurchase Agreements (concluded)

$19,800  Greenwich Capital Markets, Inc., purchased
         on 8/31/2000 to yield 6.60% to 9/01/2000           $ 19,800

20,000   J.P. Morgan Securities Inc., purchased on
         8/25/2000 to yield 6.47% to 9/01/2000                20,000

19,800   Lehman Brothers Inc., purchased on 8/30/2000
         to yield 6.52% to 9/06/2000                          19,800

20,000   Morgan Stanley & Co., Inc., purchased on
         8/24/2000 to yield 6.49% to 9/07/2000                20,000

19,800   Nomura Securities International, Inc.,
         purchased on 8/30/2000 to yield 6.54% to
         9/06/2000                                            19,800

19,800   Paine Webber Inc., purchased on
         8/31/2000 to yield 6.53% to 9/07/2000                19,800

20,000   Prudential Securities Inc., purchased on
         8/25/2000 to yield 6.45% to 9/01/2000                20,000

19,800   S.G. Cowen Securities Corp., purchased on
         8/29/2000 to yield 6.50% to 9/05/2000                19,800

19,800   Salomon Smith Barney, Inc., purchased on
         8/31/2000 to yield 6.53% to 9/07/2000                19,800

6,909    UBS Warburg LLC, purchased on
         8/31/2000 to yield 6.61% to 9/01/2000                 6,909

Total Repurchase Agreements
(Cost--$284,909)                                             284,909

Total Investments (Cost--$408,204)--103.1%                   408,135

Liabilities in Excess of Other Assets--(3.1%)               (12,284)
                                                            --------
Net Assets--100.0%                                          $395,851
                                                            ========


*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000
Assets:             Investments, at value (identified cost--$408,204,293*)                                $  408,135,416
                    Interest receivable                                                                          479,273
                    Prepaid registration fees and other assets                                                    36,060
                                                                                                          --------------
                    Total assets                                                                             408,650,749
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                            $    9,975,014
                      Beneficial interest redeemed                                         2,080,765
                      Investment adviser                                                     136,823
                      Distributor                                                            106,506          12,299,108
                                                                                      --------------
                    Accrued expenses and other liabilities                                                       501,060
                                                                                                          --------------
                    Total liabilities                                                                         12,800,168
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  395,850,581
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $   39,591,946
                    Paid-in capital in excess of par                                                         356,327,512
                    Unrealized depreciation on investments--net                                                 (68,877)
                                                                                                          --------------
                    Net Assets--Equivalent to $1.00 per share based on
                    395,919,458 shares of beneficial interest outstanding                                 $  395,850,581
                                                                                                          ==============


*Cost for Federal income tax purposes. As of August 31, 2000, net unrealized depreciation for Federal income tax purposes amounted to $68,877 of which $6,888 related to appreciated securities and $75,765 related to depreciated securities.

See Notes to Financial Statements.

Statement of Operations

                                                                                      For the Year Ended August 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                              $   30,521,197

Expenses:           Investment advisory fees                                          $    2,421,705
                    Transfer agent fees                                                    1,166,238
                    Distribution fees                                                        611,208
                    Accounting services                                                       92,435
                    Professional fees                                                         71,680
                    Registration fees                                                         61,395
                    Trustees' fees and expenses                                               47,047
                    Custodian fees                                                            31,980
                    Printing and shareholder reports                                          30,493
                    Other                                                                     12,274
                                                                                      --------------
                    Total expenses                                                                             4,546,455
                                                                                                          --------------
                    Investment income--net                                                                    25,974,742
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                            (3,861)
Unrealized          Change in unrealized depreciation on investments--net                                        311,178
Gain (Loss) on                                                                                            --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $   26,282,059
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch U.S.A. Government Reserves
August 31, 2000

FINANCIAL INFORMATION (concluded)
Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                          2000                1999
Operations:         Investment income--net                                            $   25,974,742      $   27,102,214
                    Realized gain (loss) on investments--net                                 (3,861)             149,003
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      311,178           (743,742)
                                                                                      --------------      --------------
                    Net increase in net assets resulting from operations                  26,282,059          26,507,475
                                                                                      --------------      --------------

Dividends &         Investment income--net                                              (25,970,881)        (27,102,214)
Distributions to    Realized gain on investments--net                                             --           (149,003)
Shareholders:                                                                         --------------      --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                   (25,970,881)        (27,251,217)
                                                                                      --------------      --------------

Beneficial          Net proceeds from sale of shares                                   1,057,502,457       1,719,348,432
Interest            Net asset value of shares issued to shareholders in
Transactions:       reinvestment of dividends and distributions                           25,968,491          27,249,536
                                                                                      --------------      --------------
                                                                                       1,083,470,948       1,746,597,968
                    Cost of shares redeemed                                          (1,303,812,411)     (1,737,993,644)
                                                                                      --------------      --------------
                    Net increase (decrease) in net assets derived from
                    beneficial interest transactions                                   (220,341,463)           8,604,324
                                                                                      --------------      --------------

Net Assets:         Total increase (decrease) in net assets                            (220,030,285)           7,860,582
                    Beginning of year                                                    615,880,866         608,020,284
                                                                                      --------------      --------------
                    End of year                                                       $  395,850,581      $  615,880,866
                                                                                      ==============      ==============

                    See Notes to Financial Statements.


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997      1996
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0446      .0420     .0484     .0471      .0474
                      Realized and unrealized gain (loss) on
                      investments--net                                   .0005    (.0010)     .0007     .0005    (.0002)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0451      .0410     .0491     .0476      .0472
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                           (.0446)    (.0420)   (.0484)   (.0471)    (.0474)
                      Realized gain on investments--net                     --    (.0002)   (.0001)   (.0001)    (.0003)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                  (.0446)    (.0422)   (.0485)   (.0472)    (.0477)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.94%      4.29%     4.92%     4.81%      4.97%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .84%       .82%      .83%      .82%       .82%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.82%      4.22%     4.82%     4.71%      4.78%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $395,851   $615,881  $608,020  $558,125   $554,285
Data:                                                                 ========   ========  ========  ========   ========

                    See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
August 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.


Merrill Lynch U.S.A. Government Reserves
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch U.S.A. Government Reserves:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 5, 2000




Merrill Lynch U.S.A. Government Reserves
August 31, 2000


IMPORTANT TAX INFORMATION (unaudited)


Of the Fund's net investment income distributions paid during the fiscal year ended August 31, 2000, 35.18% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro-rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund paid a long-term capital gain distribution of $.0000104 per share to shareholders of record on August 30, 2000.
The entire long-term capital gain distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.




OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Joseph T. Monagle Jr., Executive Vice President
Kevin J. McKenna, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210